UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2016

Commission File Number of issuing entity: 333-208503-1

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

c/o Wilmington Trust Company

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

(Address of principal executive offices)

Commission File Number of depositor: 333-208503

Central Index Key Number of depositor: 0001658982

CHASE CARD FUNDING LLC

(Exact name of depositor as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

(302) 282-6545

(Telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Central Index Key Number of sponsor: 0000869090

CHASE BANK USA, NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

United States

(State or other jurisdiction of incorporation or organization)

Chase Bank USA, National Association

201 North Walnut Street

Wilmington, DE 19801

(Address of principal executive offices)

N.A.

(I.R.S. Employer Identification No. of the issuing entity)

N.A.

(I.R.S. Employer Identification No. of the depositor)

22-2382028

(I.R.S. Employer Identification No. of the sponsor)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On February 17, 2016, Chase Bank USA, National Association, a national banking association, as sponsor and servicer of Chase Issuance Trust, a Delaware statutory trust, entered into an Asset Representations Review Agreement with FTI Consulting, Inc., as asset representations reviewer. The Asset Representations Review Agreement was entered into for the purpose of, among other things, complying with the Securities Exchange Commission’s revised Regulation AB. A copy of the Asset Representations Review Agreement is attached hereto as Exhibit 4.7 and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits.

The following exhibit is filed as a part of this report:

Exhibit 4.7	Asset Representations Review Agreement, dated as of February 17, 2016, between Chase Bank USA, National Association and FTI Consulting, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE CARD FUNDING LLC
as Depositor of the Chase Issuance Trust

By:	/s/ Eve Ngan
Name: Eve Ngan
Title: Deputy Chief Executive Officer

Date: February 22, 2016